15. Trade and Other Receivables	12 Months Ended
Dec. 31, 2017
Trade and other receivables [abstract]
Trade and Other Receivables

Note 15 — Trade and Other Receivables

Trade and other receivables consist of the following at December 31:

	2017	2016	2015
Trade receivables	$136,224	$154,642	$686,745
Less: bad debt provision	(54,303)	(50,426)	(488,978)
Trade receivables, net	81,921	104,216	197,767
Other receivables (taxes receivable, unbilled revenue and maintenance charges)	325,089	652,724	645,112
Total trade and other receivables, net current portion	$407,010	$756,940	$842,879
Other receivables - taxes receivables	$–	$143,137	$–
Total trade and other receivables, net non-current portion	$–	$143,147	$–

Lanati was one of the sellers of the investment properties and a current shareholder of the Group, and performed maintenance and other services for the Group’s investment properties. The Group leases office and parking spaces to Lanati and pays certain expenses on Lanati’s behalf. In July 2015, the Group reached various agreements with Lanati for the offsetting of certain receivables (due from Lanati) and payables (due to Lanati). The total amount offset in July 2015 was approximately $1,544,265 (see note 20 — Related Party Transactions and Balances).

Details of the Group’s bad debt provision at December 31 are as follows:

	2017	2016	2015
At January 1	$50,426	$488,978	$521,111
Provided during the year	40,022	–	29,313
Receivable written off during the year as uncollectible	(30,846)	(35,612)	(19,092)
Unused amount reversed	(12,323)	(389,116)	(30,840)
Currency exchange rate and other adjustment	7,024	(13,824)	(11,514)
At December 31	$54,303	$50,426	$488,978